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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 29, 2003

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


            Nevada                    0-27331                88-0348835

(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
      of Incorporation)               Number)                  Number)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On October 29, 2003, FindWhat.com, a Nevada corporation, issued a press release entitled "FindWhat.com Sets 2003 Annual Meeting of Stockholders and Announces Slate of Directors." A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Exhibits.

         (c)      Exhibits.

         Exhibit No.                     Description

         99.1 Press Release, dated October 29, 2003, entitled "FindWhat.com Sets 2003 Annual Meeting of Stockholders and Announces Slate of Directors."

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 29, 2003                   FINDWHAT.COM

                                            By:   /s/ Phillip R. Thune
                                                --------------------------------
                                                  Chief Operating Officer and
                                                  Chief Financial Officer